EXECUTIVE INVESTORS TRUST
                    SUPPLEMENT DATED JANUARY 10, 2000 TO THE
                         PROSPECTUS DATED APRIL 30, 1999


1. The Prospectus of Executive Investors Trust (the "Trust") is amended by adding the following to the end of the section captioned "Fund Management" on page 20 thereof:

      The Board of Trustees of the Trust has approved plans to merge the Executive Investors Trust--High Yield Fund ("Executive High Yield Fund") into the First Investors Fund For Income, Inc. ("Fund For Income") and the Executive Investors Trust--Blue Chip Fund ("Executive Blue Chip Fund") into the First Investors Series Fund--Blue Chip Fund ("First Investors Blue Chip Fund") in tax free reorganizations.

      The Board determined that the reorganizations would be in the best interests of shareholders because, among other things, the funds being merged are extremely similar, and combining them may reduce expenses for shareholders. In addition, although the investment advisers of the Executive Investors and First Investors funds are separate legal entities, they are subsidiaries of the same holding company, they share the same offices and staff, and they share the same research services.

      Under the plans, each Executive fund will transfer its assets to the corresponding First Investors fund in return for Class A shares of the First Investors fund having the same value. These shares will be distributed to the Executive fund shareholders in exchange for their Executive fund shares. The total value of the shares received by each Executive fund shareholder will be equal to the total value of the Executive fund shares held immediately prior to the reorganization.
      Executive High Yield Fund and Executive Blue Chip Fund will then be dissolved.

      The reorganizations are subject to a number of conditions, including approval of Executive High Yield Fund and Executive Blue Chip Fund shareholders. Meetings of the shareholders are expected to be held on or about February 25, 2000, to vote on the reorganizations. The Executive High Yield Fund shareholders will vote on the plan to reorganize their fund into the Fund For Income. Similarly, the Executive Blue Chip Fund shareholders will vote on the plan to reorganize their fund into First Investors Blue Chip Fund. Details about the proposed reorganizations will be contained in proxy statements and other soliciting materials which will be mailed to shareholders of record on the record dates selected.

      Due to the shareholder votes and other conditions, the reorganizations will not take place until the end of February, 2000 at the earliest. The Executive High Yield Fund and the Executive Blue Chip Fund is currently closed to new investors. Existing Executive High Yield Fund and Executive Blue Chip Fund shareholders will be permitted to continue making additional investments in their funds until the mergers occur. There can, of course, be no assurance that the reorganizations will be approved by shareholders.


2.     The Fund Management section beginning on page 20 is amended as follows:

      All references to Dennis T. Fitzpatrick as Portfolio Manager of the Blue Chip Fund are changed to Co-Portfolio Manager. Add Andrew Wedeck as Co-Portfolio Manager of the Blue Chip Fund. From April 1999 to November 1999, Mr. Wedeck was a Research Analyst at Cramer Rosenthal McGlynn. From April 1998 to March 1999, Mr. Wedeck was a personal money management consultant for family members. From 1995 to March 1998, Mr. Wedeck was an Equity Analyst at Stechler & Company. All references to George V. Ganter as Portfolio Manager of the High Yield Fund are deleted. Add Nancy Jones as Portfolio Manager of the High Yield Fund. Ms. Jones manages certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.


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